UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  November 21, 2002

American Seafoods Group LLC
(Exact name of registrant as specified in its charter)

Delaware	333-90436	22-3702647
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Market Place Tower
2025 First Avenue
Suite 1200
Seattle, Washington 98121
(Address of principal executive offices)
(Zip Code)

(206) 374-1515
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

Item 7.    Exhibits
Item 9.    Regulation FD Disclosure
Signature
Exhibit Index
Exhibit 99.1  Certification of Bernt O. Bodal
Exhibit 99.2  Certification of Brad Bodenman

ITEM 7.    EXHIBITS.

(c) Exhibits.

Exhibit 99.1
Certification of Bernt O. Bodal, Chairman and Chief Executive Officer of American Seafoods Group LLC (the “Company”), which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

Exhibit 99.2
Certification of Brad Bodenman, Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

ITEM 9.    REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Bernt O. Bodal, Chairman and Chief Executive Officer of the Company, and Brad Bodenman, Chief Financial Officer of the Company, respectively, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Seafoods Group LLC (Registrant)

Date: November 21, 2002	By:	/S/ BRAD BODENMAN Brad Bodenman Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1
Certification of Bernt O. Bodal, Chairman and Chief Executive Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

99.2
Certification of Brad Bodenman, Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code Section 1350.

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